UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2008

Veridigm, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30536	22-3530573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27, Old Gloucester Street, London , England	WC1N 3AX
(Address)	(Zip Code)

Registrant's telephone number, including area code: 1 888 646 5677

17383 Sunset Boulevard, Suite B-280

Pacific Palisades, CA, 90272

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The Company has elected to change it registered address to the London UK address for integration and unifying of certain individuals and operations occurring outside of the USA. The Company will continue to use its existing unified telephone system and numbers accordingly.

The Company elected to change its transfer agent. Effective April 28, 2008, the Company will be utilizing Madison Stock Transfer Inc (NY) for all common and preferred transfers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: Friday, April 29, 2008

Veridigm, Inc.

/s/ Gary P. Freeman

_______________________________

Gary P. Freeman

President and CFO